Exhibit 10.1

         CONSENT OF ERNST & YOUNG LLP INDEPENDENT CHARTERED ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statement (Form F-3 No. 333-85922) of Cardiome Pharma Corp. and in the related Prospectus for the registration of 9,838,828 common shares of our reports (a) dated February 8, 2002 (except as to notes 19[a] and 19[c] which are as of March 8, 2002 and note 19[e] which is as of March 28, 2002) and our Comments of Auditor for US Readers on Canada-US Reporting Difference (which contains an explanatory paragraph describing conditions that raise substantial doubt about the Company's ability to continue as a going concern as described in Note 1 to the consolidated financial statements) dated February 8, 2002, with respect to the consolidated financial statements of Cardiome Pharma Corp. for the year ended November 30, 2001; and (b) dated December 21, 2001 with respect to the financial statements of Paralex, Inc. for the period from January 26, 2001 (date of incorporation) to November 30, 2001, included in this Annual Report (Form 20-F) for the year ended November 30, 2001.

                                                           /s/ Ernst & Young LLP
Vancouver, Canada                                          Chartered Accountants
April 19, 2002

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